SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                October 22, 2002
                ________________________________________________
                Date of Report (Date of earliest event reported)


                         21st Century Technologies, Inc.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


    Nevada                       000-29209                       48-1110566
________________________________________________________________________________
(State or other          (Commission File Number)             (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation)


                      5050 East Belknap, Haltom City, Texas
                    ________________________________________
                    (Address of principal executive offices)


                                     76117
                                   (Zip Code)


                                 (817) 838-8011
               __________________________________________________
               Registrant's telephone number, including area code


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ITEM 5. OTHER EVENTS.

Fredericks Partners, a California general partnership, exercised its option to convert $200,000.00 in debt owed to it by 21st Century Technologies, Inc. into 1,200,000 shares of Series A and B Preferred Stock of the Company.

Fredericks Partners, Arland D. Dunn, Managing Partner, consists of Mr. Dunn, President, Chairman and CEO of the Company, Larry B. Bach, Director and Secretary of the Company, Drew Dunn of Palmdale, California, Shirley Dunn of Thousand Oaks, California, Citywide Funding, Inc. and Fredericks, Van Horn and Serio, Inc.

The preferred stock acquired by Fredericks Partners gives that entity 600,000,000 shareholder votes.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly cased this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          21st CENTURY TECHNOLOGIES, INC.
                                                   (Registrant)



                                               /s/ ARLAND D. DUNN
                                               _________________________
                                           By: Arland D. Dunn, President